UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4054
Oppenheimer AMT-Free New York Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.

September 30, 2010

Oppenheimer AMT-Free New York Municipals

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

"Covering every twist and turn of the financial markets may be a lucrative media strategy, but investors should focus instead on the significant advantages of investing for the long term in funds that offer attractive yields and monthly streams of tax-free income."

— **Dan Loughran,** *Senior Vice President, Senior Portfolio Manager and Team Leader,* **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	22.8%
Higher Education	11.9
Real Estate	8.0
Sales Tax Revenue	7.1
General Obligation	6.2
Electric Utilities	5.3
Hospital/Health Care	4.9
Sewer Utilities	4.7
Highways/Commuter Facilities	3.5
Non Profit Organization	3.4
Portfolio holdings are subject to change. Percentages are as of September 30, 2010, and are based on total assets.

Credit Allocation
Credit Rating Breakdown	NRSRO Only Total

AAA	3.0%
AA	23.6
A	13.9
BBB	39.8
BB and Lower	7.0
Unrated	12.7

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2010 and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
“Investment-grade” securities are securities rated within the NRSROs’ four highest rating categories. Securities not rated by an NRSRO may or may not be equivalent of investment grade. Please consult the Fund’s Prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
11 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended September 30, 2010, prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer AMT-Free New York Municipals. In all, the Class A shares produced a total return of 7.90% at net asset value for the reporting period (2.77% with sales charge). As of September 30, 2010, the distribution yield of this Fund’s Class A shares was 5.54% at NAV.
     The charts on pages 15 to 17 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 28.9% of the Fund’s net assets on September 30, 2010. During the reporting period, securities issued by Puerto Rico made a positive contribution to the Fund’s total return. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education. Looking at the fiscal 2011 budget, Puerto Rico created a $9.13 billion spending plan by cutting its expenses by $2.12 billion, or 19%.
     Better fiscal management has helped the Commonwealth significantly reduce pressure on its municipal bonds. A combination of expense freezes, layoffs and other prudent fiscal measures has helped it garner a favorable perception by the rating agencies and investors alike. When the Puerto Rico Sales Tax Financing Corp came to market in January 2010 with $1.8 billion in new debt, the offering was rated A or better by all three national ratings agencies. Additionally, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s and Moody’s Investors Service this reporting period. (Fitch Ratings does not directly rate Puerto Rico’s general obligation debt) Moody’s, as part of its rating recalibration in April 2010, changed its rating of the Commonwealth from Baa3 with a stable outlook to A3 with a stable outlook. The outlook was revised to negative in August 2010. We remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement
12 |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 22.8% of the Fund’s total assets and comprised the Fund’s largest industry sector.1
     Facing several potentially troubling developments in the tobacco sector, tobacco bonds made a positive contribution to the Fund’s positive total return. Despite a 9.3% consumption decline in 2009, rating downgrades and a flurry of negative articles in the press, we continue to favor tobacco bonds. Our long-term view of the sector remains bullish and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers.
     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Although price and ratings volatility remain likely over the near term, we continue to believe that carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     The Fund continued to favor the higher education sector, which constituted 11.9% of total assets as of September 30, 2010. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The higher education sector contributed positively to the Fund’s total return this reporting period.
     The Fund also held 6.2% in General Obligation bonds as of the end of the reporting period. The difficult fiscal situations that have proven challenging to so many state and local government officials have created fear in the marketplace. As a result, we have been able to acquire General Obligation debt from a variety of local governments in New York State at attractive tax-free yields, which contributed to positive results. Though fear remains prevalent, we believe that investors should be cognizant that a distinct difference exists between a political budget crisis and an inability to pay debt.

1. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
13 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
     As of September 30, 2010, the Fund was invested in the hospital/health care sector, representing 4.9% of the Fund’s total assets, and in the electric and sewer utilities sectors, with 5.3% and 4.7% of the Fund’s total assets, respectively. The overall fundamentals in these sectors remained stable this reporting period, contributing to positive results.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed quite favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market and the Consumer Price Index, a non-securities index that measures change in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
14 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer AMT-Free New York Municipals. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
Class A	$1,000.00	$1,075.30	$4.95
Class B	1,000.00	1,070.80	9.33
Class C	1,000.00	1,071.20	8.92

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.31	4.82
Class B	1,000.00	1,016.09	9.09
Class C	1,000.00	1,016.50	8.68
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	0.95%
Class B	1.79
Class C	1.71
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 |  OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS September 30, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—117.3%
New York—84.7%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625%	12/01/2034	$709,660
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	173,784
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	103,449
2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,947,966
310,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	312,272
285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	273,854
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	138,653
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	90,615
14,500,000	Albany, NY IDA (Charitable Leadership)	5.750	07/01/2026	11,473,705
1,000,000	Albany, NY IDA (Charitable Leadership)	6.000	07/01/2019	886,040
100,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000	05/01/2025	39,999
825,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	777,439
500,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	429,225
1,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.500	11/15/2027	1,030,810
1,380,000	Albany, NY IDA, Series B1	5.750	11/15/2032	1,424,615
1,365,000	Albany, NY IDA, Series D1	5.750	11/15/2027	1,427,312
100,000	Albany, NY Municipal Water Finance Authority[1]	5.000	12/01/2033	100,035
10,000	Albany, NY Parking Authority[1]	5.625	07/15/2025	10,198
4,535,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,511,314
20,000	Amherst, NY IDA (UBF Faculty-Student Hsg. Corp.)	5.250	08/01/2031	20,043
5,895,000	Brookhaven, NY IDA (Alternatives for Children)	7.550	02/01/2033	6,164,284
9,235,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	9,218,469
10,480,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	6.375	07/15/2043	11,475,181
225,000	Broome County, NY IDA (Good Shepherd Village)	6.750	07/01/2028	225,909
200,000	Broome County, NY IDA (Good Shepherd Village)	6.875	07/01/2040	196,320
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	308,879
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	212,030
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	276,552
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,073
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,118
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	30,950
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	30,783
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	35,784
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	35,526
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	35,399
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	40,286
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	40,141
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	45,050
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STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$45,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2037	$44,798
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	49,474
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	49,391
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	54,153
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	54,226
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	59,144
85,000	Cattaraugus County, NY IDA (Olean General Hospital)[1]	5.250	08/01/2023	85,094
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	201,346
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	510,229
1,385,000	Cayuga County, NY COP (Auburn Memorial Hospital)	6.000	01/01/2021	1,385,928
130,000	Coeymans, NY Fire District	5.000	10/15/2024	137,547
135,000	Coeymans, NY Fire District	5.000	10/15/2025	142,494
140,000	Coeymans, NY Fire District	5.000	10/15/2026	146,919
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,153,766
840,000	Colonie, NY GO1	6.000	04/01/2033	926,789
15,000	Deerfield, NY GO	5.500	06/15/2021	15,871
15,000	Deerfield, NY GO	5.500	06/15/2022	15,801
15,000	Deerfield, NY GO	5.500	06/15/2023	15,744
15,000	Deerfield, NY GO	5.500	06/15/2024	15,776
20,000	Deerfield, NY GO	5.500	06/15/2025	20,947
20,000	Deerfield, NY GO	5.600	06/15/2026	20,840
20,000	Deerfield, NY GO	5.600	06/15/2027	20,749
20,000	Deerfield, NY GO	5.600	06/15/2028	20,628
25,000	Deerfield, NY GO	5.600	06/15/2029	25,673
25,000	Deerfield, NY GO	5.600	06/15/2030	25,561
25,000	Deerfield, NY GO	5.600	06/15/2031	25,486
25,000	Deerfield, NY GO	5.600	06/15/2032	25,339
30,000	Deerfield, NY GO	5.600	06/15/2033	30,333
30,000	Deerfield, NY GO	5.600	06/15/2034	30,230
30,000	Deerfield, NY GO	5.600	06/15/2035	30,143
35,000	Deerfield, NY GO	5.600	06/15/2036	35,098
55,135,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2046	54,406,667
8,260,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	6,399,187
1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.500	05/01/2034	1,434,254
500,000	Erie County, NY IDA (Charter School Applied Tech)	6.875	06/01/2035	482,250
1,200,000	Erie County, NY IDA (DePaul Properties)	5.750	09/01/2028	904,296
140,000	Erie County, NY IDA (DePaul Properties)	6.500	09/01/2018	124,447
195,000	Erie County, NY IDA (Global Concepts Charter School)	6.250	10/01/2037	174,562
5,600,000	Erie County, NY IDA (Medaille College)	7.625	04/01/2035	5,954,984
22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$350,000	Erie County, NY IDA (Orchard Park CCRC)	5.000%		11/15/2014	$354,008
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,417,136
4,390,000	Erie County, NY IDA (Orchard Park CCRC)	6.000		11/15/2036	3,773,161
7,730,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	7,736,107
1,880,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	1,880,677
36,405,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	28,617,971
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	22,594,618
56,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[3]	06/01/2050	1,368,080
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[3]	06/01/2055	1,027,640
110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	111,351
60,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	62,465
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	727,844
70,000	Hempstead Village, NY GO1	5.000		09/15/2025	73,620
70,000	Hempstead Village, NY GO1	5.000		09/15/2026	72,980
50,000	Hempstead, NY IDA (Hofstra University)[1]	5.000		07/01/2033	50,812
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	373,986
5,035,000	Hempstead, NY IDA (WORCA)	6.900		08/01/2033	4,903,083
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750		07/01/2039	1,073,070
1,790,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,826,999
25,085,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	25,095,787
8,400,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	8,403,612
2,420,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	2,214,881
280,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	256,267
5,000,000	L.I., NY Power Authority, Series A1	6.250		04/01/2033	5,906,900
515,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000		06/01/2040	517,899
10,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.000		05/01/2013	10,186
15,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.750		05/01/2023	14,924
350,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.250		04/01/2019	350,910
705,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.375		04/01/2029	705,430
200,000	Monroe County, NY IDA (Summit at Brighton)	5.375		07/01/2032	165,256
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	342,012
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	1,850,719
1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	1,008,350
4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	3,908,320
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	481,770
23 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$55,000	Nassau County, NY IDA (ACDS)	5.950%		11/01/2022	$51,635
430,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	419,233
1,875,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,870,181
600,000	Nassau County, NY IDA (ALIA-CMA)	6.125		09/01/2018	584,976
660,000	Nassau County, NY IDA (ALIA-CSMR)	6.125		09/01/2018	643,474
425,000	Nassau County, NY IDA (ALIA-EFLI)	6.125		09/01/2018	414,358
340,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	331,486
395,000	Nassau County, NY IDA (ALIA-NCMRS)	6.125		09/01/2018	385,109
180,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	185,636
4,595,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	4,657,446
230,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	215,926
85,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	79,799
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	168,957
2,575,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,638,860
100,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	93,881
350,000	Nassau County, NY IDA (New York Institute of Technology)[1]	4.750		03/01/2026	361,669
5,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	4,776
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	63,930
675,000	Nassau County, NY IDA, Series A-B	6.000		07/01/2021	642,546
26,655,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	21,252,831
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[3]	06/01/2046	4,296,060
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[3]	06/01/2060	574,800
37,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	32,086,271
2,500,000	Niagara County, NY IDA (American Ref-Fuel Company)[1]	5.550		11/15/2024	2,528,550
840,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	814,691
555,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	541,253
385,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2040	369,458
20,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[1]	5.500		05/15/2019	19,398
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	71,994
1,185,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,184,858
14,670,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	13,027,400
40,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	35,583
5,120,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	4,725,760
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	668,185
5,900,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	4,550,434
9,240,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	7,073,497
3,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	3,457,230
84,200,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	1,288,260
24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$334,000,000	NY Counties Tobacco Trust V	7.850	[3]%	06/01/2060	$2,254,500
20,560,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	5.625		01/15/2046	21,833,692
1,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	5.625		07/15/2047	1,043,200
1,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	6.375		07/15/2049	1,076,460
22,190,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250		10/01/2035	23,541,149
235,000	NY MTA, Series 2008C1	6.500		11/15/2028	281,711
3,580,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	2,985,040
2,000,000	NY Seneca Nation Indians Capital Improvements[1]	5.250		12/01/2016	1,850,920
40,000,000	NY Triborough Bridge & Tunnel Authority, Series B4	5.000		11/15/2032	42,388,299
18,200,000	NY Triborough Bridge & Tunnel Authority, Series B4	5.125		11/15/2029	19,353,786
115,445,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	93,840,623
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250		11/01/2042	5,021,550
11,000,000	NYC GO4	5.125		03/01/2026	12,383,140
10,000	NYC GO1	5.300		01/15/2026	10,686
15,000,000	NYC GO4	5.375		04/01/2036	16,593,750
15,000	NYC GO1	5.500		11/15/2037	15,054
20,000,000	NYC GO4	5.625		11/15/2031	22,778,789
45,000	NYC GO1	6.000		05/15/2022	45,182
5,000	NYC GO	7.500		02/01/2019	5,029
149,263	NYC HDC (Cadman Towers)	6.500		11/15/2018	149,954
42,056	NYC HDC (Corlear)	6.500		11/15/2018	44,307
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500		11/01/2034	474,687
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550		11/01/2039	432,001
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700		11/01/2046	1,680,837
30,000	NYC HDC (Multifamily Hsg.), Series E1	6.250		05/01/2036	30,031
123,955	NYC HDC (St. Martin Tower)	6.500		11/15/2018	124,529
60,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500		07/01/2021	50,401
2,760,000	NYC IDA (Beth Abraham Health Services)	6.500		02/15/2022	2,538,565
500,000	NYC IDA (Beth Abraham Health Services)	6.500		11/15/2027	473,715
2,100,000	NYC IDA (Beth Abraham Health Services)	6.500		11/15/2034	1,971,081
6,000,000	NYC IDA (Calhoun School)	6.625		12/01/2034	5,490,780
500,000	NYC IDA (Calhoun School)	6.625		12/01/2034	457,565
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375		11/01/2036	976,560
830,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375		08/01/2027	752,146
1,105,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375		08/01/2027	1,001,351
3,240,000	NYC IDA (Chapin School)	5.000		11/01/2038	2,845,109
150,000	NYC IDA (Comprehensive Care Management)	6.000		05/01/2026	137,840
350,000	NYC IDA (Comprehensive Care Management)	6.125		11/01/2035	310,972
780,000	NYC IDA (Eger Harbor House)[1]	5.875		05/20/2044	838,640
25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$725,000	NYC IDA (Family Support Systems)[2]	7.500%		11/01/2034	$579,174
170,000	NYC IDA (Global Country World Peace)	7.250		11/01/2025	137,732
220,000	NYC IDA (Global Country World Peace)	7.250		11/01/2025	178,242
1,825,000	NYC IDA (Guttmacher Institute)	5.750		12/01/2036	1,529,350
540,000	NYC IDA (Independent Living Assoc.)	6.200		07/01/2020	526,619
27,110,000	NYC IDA (Liberty-7 World Trade Center)	6.250		03/01/2015	27,198,379
18,700,000	NYC IDA (Liberty-7 World Trade Center)	6.500		03/01/2035	18,726,367
10,850,000	NYC IDA (Liberty-7 World Trade Center)	6.750		03/01/2015	11,045,409
12,050,000	NYC IDA (Liberty-IAC/Interactive Corp.)[1]	5.000		09/01/2035	11,238,915
4,000,000	NYC IDA (Lycee Francais De New York)[1]	6.800		06/01/2028	4,222,440
950,000	NYC IDA (Magen David Yeshivah)	5.700		06/15/2027	693,253
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000		12/01/2036	364,031
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375		11/01/2038	189,802
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375		11/01/2038	921,896
35,000	NYC IDA (Metropolitan College of New York)	5.750		03/01/2020	34,772
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125		11/01/2035	2,302,024
6,045,000	NYC IDA (Mount St. Vincent)	5.250		06/01/2036	6,059,508
1,375,000	NYC IDA (Polytechnic University)[1]	5.250		11/01/2027	1,389,520
1,500,000	NYC IDA (Polytechnic University)[1]	5.250		11/01/2037	1,484,955
1,380,000	NYC IDA (PSCH)	6.375		07/01/2033	1,263,790
4,000,000	NYC IDA (Queens Baseball Stadium)[1]	5.000		01/01/2031	3,932,200
5,500,000	NYC IDA (Queens Baseball Stadium)[1]	5.000		01/01/2039	5,171,210
3,060,000	NYC IDA (Queens Baseball Stadium)[1]	5.000		01/01/2046	2,865,445
750,000	NYC IDA (Reece School)	7.500		12/01/2037	727,958
340,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650		07/01/2023	340,738
1,400,000	NYC IDA (Staten Island University Hospital)[1]	6.450		07/01/2032	1,428,630
756,500	NYC IDA (Studio School)	7.000		11/01/2038	706,526
5,345,000	NYC IDA (The Child School)	7.550		06/01/2033	5,436,720
995,000	NYC IDA (Tides Two Rivers Foundation)	5.650		12/01/2039	805,244
3,560,000	NYC IDA (Unicef)	5.300		11/01/2038	2,836,038
5,600,000	NYC IDA (Urban Resource Institute)	7.375		11/01/2033	5,469,240
785,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2021	728,951
545,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2021	506,087
150,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2028	130,824
360,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2028	313,978
100,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2031	85,114
2,020,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250		12/01/2036	1,735,766
5,600,000	NYC IDA (Vocational Instruction)	7.750	[5]	02/01/2033	3,357,872
2,080,000	NYC IDA (Yankee Stadium)[1]	5.000		03/01/2046	2,074,426
26 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$2,525,000	NYC IDA (Yankee Stadium)[1]	7.000%	03/01/2049	$2,987,706
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,222,316
55,000	NYC IDA (YMCA of Greater New York)[1]	5.800	08/01/2016	55,130
50,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	51,124
20,000,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2037	21,246,003
20,000	NYC Municipal Water Finance Authority	5.250	06/15/2025	20,808
40,000,000	NYC Municipal Water Finance Authority[4]	5.500	06/15/2040	45,620,000
50,000	NYC Trust for Cultural Resources (Museum of American Folk Art)	6.000	07/01/2022	27,858
15,000	NYS DA (Audit & Control)[1]	5.000	04/01/2029	15,093
30,000	NYS DA (Augustana Lutheran Home for the Aged)[1]	5.500	08/01/2038	30,409
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	788,055
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	777,825
1,045,000	NYS DA (Interagency Council)	7.000	07/01/2035	1,059,640
1,870,000	NYS DA (Lenox Hill Hospital Obligated Group)[1]	5.500	07/01/2030	1,871,365
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)[1]	5.500	05/01/2037	2,109,000
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	372,647
1,360,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	1,395,714
20,000,000	NYS DA (NYU)[4]	5.000	07/01/2039	21,425,400
425,000	NYS DA (Orange Regional Medical Center)[1]	6.125	12/01/2029	440,555
6,120,000	NYS DA (Orange Regional Medical Center)[1]	6.250	12/01/2037	6,252,682
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	332,946
490,000	NYS DA (Providence Rest)	5.000	07/01/2035	335,699
1,300,000	NYS DA (Providence Rest)	5.125	07/01/2030	963,898
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	274,965
650,000	NYS DA (Rochester General Hospital)	5.000	12/01/2035	613,542
70,000	NYS DA (Sarah Neuman Nursing Home)	5.500	08/01/2037	70,030
250,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	305,943
360,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	436,190
200,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	243,828
2,500,000	NYS DA (Special Surgery Hospital)[1]	6.000	08/15/2038	2,792,100
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	517,715
115,000	NYS DA (St. Joseph’s Hospital Health Center)[1]	5.250	07/01/2018	115,105
20,000,000	NYS DA (St. Mary’s Hospital for Children)[6]	7.875	11/15/2041	20,670,600
20,000,000	NYS DA (State Personal Income Tax Authority)[4]	5.750	03/15/2036	23,311,055
760,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	836,312
1,070,000	NYS DA (Winthrop University Hospital)[1]	5.500	07/01/2023	1,101,383
100,000	NYS DA (Winthrop University Hospital/South Nassau Communities Hospital Obligated Group)[1]	5.500	07/01/2032	101,058
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2027	20,462
27 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$85,000	NYS EFC (NYS Water Services)	6.600%		09/15/2012	$85,432
10,000	NYS EFC (State Water Revolving Fund)	5.750		01/15/2013	10,043
20,000	NYS HFA (Affordable Hsg.)[1]	5.450		11/01/2040	21,002
50,000	NYS Medcare (Hospital & Nursing Home)[1]	6.375		08/15/2033	50,186
295,000	NYS UDC (Subordinated Lien)[1]	5.500		07/01/2022	296,094
250,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300		03/15/2019	235,903
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500		12/01/2022	58,353
1,615,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.200		07/01/2029	1,663,450
1,810,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.375		07/01/2040	1,861,730
840,000	Orange County, NY IDA (Glen Arden)	5.625		01/01/2018	764,786
275,000	Orange County, NY IDA (Glen Arden)	5.700		01/01/2028	227,238
9,190,000	Otsego County, NY IDA (Hartwick College)[1]	5.900		07/01/2022	8,991,220
38,280,000	Port Authority NY/NJ, 140th Series[4]	5.000		12/01/2034	40,631,313
2,500,000	Port Authority NY/NJ, 163rd Series[1]	5.000		07/15/2039	2,727,225
2,680,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	2,379,920
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	1,779,160
415,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	432,650
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,939,050
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,168,608
1,060,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	940,930
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	2,801,610
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	4,564,190
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	1,269,880
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676	[3]	08/15/2060	330,500
2,500,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.125		12/01/2033	2,498,125
230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125		12/01/2027	233,636
1,500,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.250		12/01/2032	1,515,060
105,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000		10/01/2027	107,807
45,000	Sodus Village, NY GO1	5.000		05/15/2032	46,745
45,000	Sodus Village, NY GO1	5.000		05/15/2033	46,561
45,000	Sodus Village, NY GO1	5.000		05/15/2034	46,378
45,000	Sodus Village, NY GO1	5.000		05/15/2035	46,223
45,000	Sodus Village, NY GO1	5.000		05/15/2036	46,119
45,000	Sodus Village, NY GO1	5.000		05/15/2037	45,990
11,970,000	SONYMA, Series 161[4]	5.875		10/01/2039	12,929,279
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	86,762
28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$215,000	Suffolk County, NY IDA (ALIA-DDI)	5.950%		10/01/2021	$203,564
105,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950		11/01/2022	98,575
5,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000		10/01/2031	4,441
4,000,000	Suffolk County, NY IDA (ALIA-IGHL)	7.250		12/01/2033	4,025,120
50,000	Suffolk County, NY IDA (ALIA-LIHIA)	5.950		11/01/2022	46,941
20,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950		11/01/2022	18,776
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500		11/01/2037	356,179
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	6,522,064
175,000	Suffolk County, NY IDA (Dowling College)[1]	6.700		12/01/2020	175,032
475,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375		01/01/2027	389,918
685,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.500		01/01/2037	527,402
10,500,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000		11/01/2028	10,437,735
1,000,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550		02/01/2034	1,046,110
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	591,740
210,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	200,428
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000		03/01/2026	1,025,640
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000		11/01/2035	5,558,509
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200		02/01/2035	477,841
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250		01/01/2020	187,042
215,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250		07/01/2022	190,183
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	0.000	[7]	06/01/2044	5,514,848
470,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	428,208
1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	1,398,780
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	555,345
408,000	Sullivan County, NY Community College COP	5.750		08/15/2025	347,624
320,000	Sullivan County, NY IDA (Center for Discovery)	5.625		06/01/2013	315,421
1,410,000	Sullivan County, NY IDA (Center for Discovery)	5.875		07/01/2022	1,198,881
530,000	Sullivan County, NY IDA (Center for Discovery)	6.000		06/01/2019	503,723
1,540,000	Sullivan County, NY IDA (Center for Discovery)	6.000		07/01/2037	1,305,350
270,000	Sullivan County, NY IDA (Center for Discovery)	6.500		06/01/2025	253,892
485,000	Sullivan County, NY IDA (Center for Discovery)	6.950		02/01/2035	440,196
445,000	Syracuse, NY IDA (Crouse Irving Companies)[1]	5.250		01/01/2017	446,064
200,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	202,112
175,000	Tompkins County, NY IDA (Kendal at Ithaca)[1]	5.500		07/01/2024	175,061
2,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	2,202,039
2,600,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	2,703,428
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000		09/15/2042	848,500
29 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$20,000	Ulster County, NY IDA (Mid-Hudson Family Health Institute)[1]	5.300%	07/01/2016	$20,054
3,795,000	Utica, NY IDA (Utica College Civic Facility)	5.750	08/01/2028	3,565,175
1,250,000	Utica, NY IDA (Utica College Civic Facility)	6.750	12/01/2021	1,286,525
30,000	Voorheesville, NY GO	5.000	02/15/2023	32,650
35,000	Voorheesville, NY GO	5.000	02/15/2024	37,971
35,000	Voorheesville, NY GO	5.000	02/15/2025	37,848
35,000	Voorheesville, NY GO	5.000	02/15/2026	37,644
40,000	Voorheesville, NY GO	5.000	02/15/2027	42,857
40,000	Voorheesville, NY GO	5.000	02/15/2028	42,670
40,000	Voorheesville, NY GO	5.000	02/15/2029	42,484
45,000	Voorheesville, NY GO	5.000	02/15/2030	47,534
45,000	Voorheesville, NY GO	5.000	02/15/2031	47,198
50,000	Voorheesville, NY GO	5.000	02/15/2032	52,101
50,000	Voorheesville, NY GO	5.000	02/15/2033	51,903
55,000	Voorheesville, NY GO	5.000	02/15/2034	56,907
55,000	Voorheesville, NY GO	5.000	02/15/2035	56,722
60,000	Voorheesville, NY GO	5.000	02/15/2036	61,744
60,000	Voorheesville, NY GO	5.000	02/15/2037	61,577
200,000	Westchester County, NY Healthcare Corp.[1]	6.000	11/01/2030	200,054
370,000	Westchester County, NY IDA (Field Home)	6.500	08/15/2022	364,110
250,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375	08/01/2024	260,450
1,670,000	Westchester County, NY IDA (Rippowam-Cisqua School)[1]	5.750	06/01/2029	1,675,277
320,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2013	333,456
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2033	564,450
300,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	275,490
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2045	8,619,268
500,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150	03/01/2015	422,000
1,000,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	1,099,840
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2041	4,289,920

				1,122,347,794

U.S. Possessions—32.6%
10,000,000	Guam GO1	5.000	11/15/2023	9,567,800
1,465,000	Guam GO1	5.250	11/15/2037	1,422,237
850,000	Guam GO1	6.750	11/15/2029	935,612
10,200,000	Guam GO1	7.000	11/15/2039	11,407,272
2,525,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	2,569,162
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000	07/01/2025	1,029,610
30 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$4,165,000	Guam Power Authority, Series A1	5.125%		10/01/2029	$4,102,858
10,100,000	Guam Power Authority, Series A1	5.250		10/01/2034	10,031,825
1,400,000	Guam Power Authority, Series A1	5.500		10/01/2030	1,473,948
1,200,000	Guam Power Authority, Series A1	5.500		10/01/2040	1,250,328
975,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	902,499
2,000,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,802,840
400,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	400,128
21,210,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[7]	07/01/2024	22,764,481
17,680,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	19,157,518
20,645,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	22,286,690
15,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	15,026
11,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	11,074,616
19,500,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	18,167,760
124,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.426	[3]	05/15/2050	4,359,840
4,595,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	4,766,348
2,380,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	2,447,544
1,185,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	1,218,109
3,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	3,581,550
485,000	Puerto Rico Commonwealth GO1	5.500		07/01/2018	542,996
31,225,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	32,871,494
13,445,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2022	14,991,578
5,450,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	6,009,225
5,735,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	6,303,969
1,070,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	1,174,346
3,410,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	3,705,272
5,670,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	6,127,909
1,945,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	2,081,189
2,045,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	2,171,504
2,155,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	2,283,050
355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	359,707
500,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	520,435
15,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	15,000
2,045,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	2,051,094
7,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	7,545,473
2,500,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	2,516,750
22,000,000	Puerto Rico Highway & Transportation Authority, Series N1	0.887	[8]	07/01/2045	11,720,500
225,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	238,138
5,480,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	4,859,006
11,550,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	11,592,735
26,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	26,005,720
31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$725,000	Puerto Rico Infrastructure[1]	5.500%		07/01/2024	$808,970
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	5,085,450
4,600,000	Puerto Rico Infrastructure	7.460	[3]	07/01/2030	1,427,104
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	2,431,857
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,027,983
1,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	1,500,390
105,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	105,144
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2022	4,244,256
1,500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	1,504,605
5,000,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	5,018,250
10,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2022	10,104
810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	827,901
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,127,860
3,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	3,992,170
1,000,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	1,120,150
3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	3,475,521
800,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	804,720
34,995,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	36,688,408
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.950	[3]	08/01/2056	1,133,540
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[3]	08/01/2044	3,371,250
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.137	[3]	08/01/2047	1,104,700
18,120,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[3]	08/01/2036	3,769,866
277,125,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[3]	08/01/2054	18,711,480
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	14,381,770
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	6.190	[3]	08/01/2038	4,852,013
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	1,018,200
5,925,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	5,974,059
1,700,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	1,699,881
950,000	University of V.I., Series A1	5.375		06/01/2034	963,899
1,700,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	1,717,799

					432,321,991

Total Investments, at Value (Cost $1,588,722,968)—117.3%					1,554,669,785
Liabilities in Excess of Other Assets—(17.3)					(229,574,052)

Net Assets—100.0%					$1,325,095,733

32 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	Issue is in default. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

5.	Subject to a forbearance agreement. Rate shown is current rate. See Note 1 of the accompanying Notes.

6.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,122,347,794	$—	$1,122,347,794
U.S. Possessions	—	432,321,991	—	432,321,991

Total Assets	$—	$1,554,669,785	$—	$1,554,669,785

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome

ALIA	Alliance of Long Island Agencies

AP	Advantage Planning, Inc.

ARC	Assoc. of Retarded Citizens

CCRC	Continuing Care Retirement Community

CMA	Community Mainstreaming Associates, Inc.

COP	Certificates of Participation

CSMR	Community Services for the Mentally Retarded

DA	Dormitory Authority

DDI	Developmental Disabilities Institute

DRIVERS	Derivative Inverse Tax Exempt Receipts

EFC	Environmental Facilities Corp.

EFLI	Epilepsy Foundation of L.I., Inc.

GO	General Obligation

HAII	Homes Anew II, Inc.

HDC	Housing Devel. Corp.

HFA	Housing Finance Agency

IDA	Industrial Devel. Agency

IGHL	Independent Group Home for Living

IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

L.I.	Long Island

LIHIA	Long Island Head Injury Assoc.

LIJMC	Long Island Jewish Medical Center

MTA	Metropolitan Transportation Authority

NCMRS	Nassau Community Mental Retardation Services Company

NSUH	North Shore University Hospital

NSUHGC	North Shore University Hospital at Glen Cove

NY/NJ	New York/New Jersey

NYC	New York City

NYS	New York State

NYU	New York University

PLUS	Programs for Living, Understanding and Services

PSCH	Professional Service Centers for the Handicapped, Inc.

ROLs	Residual Option Longs

SONYMA	State of New York Mortgage Agency

TASC	Tobacco Settlement Asset-Backed Bonds

TFABs	Tobacco Flexible Amortization Bonds

UBF	University of Buffalo Foundation

UDC	Urban Devel. Corp.

UVBH	United Veteran’s Beacon House

V.I.	United States Virgin Islands

WORCA	Working Organization for Retarded Children and Adults

YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value (cost $1,588,722,968)—see accompanying statement of investments	$1,554,669,785
Cash	396,669
Receivables and other assets:
Interest	21,357,202
Shares of beneficial interest sold	1,600,689
Investments sold (including $934,068 sold on a when-issued or delayed delivery basis)	974,068
Other	139,965

Total assets	1,579,138,378

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	212,365,000
Payable on borrowings (See Note 5)	20,400,000
Investments purchased on a when-issued or delayed delivery basis	14,400,000
Shares of beneficial interest redeemed	4,112,248
Dividends	1,565,628
Distribution and service plan fees	809,884
Trustees’ compensation	201,842
Shareholder communications	40,265
Transfer and shareholder servicing agent fees	34,244
Interest expense on borrowings	6,882
Other	106,652

Total liabilities	254,042,645

Net Assets	$1,325,095,733

Composition of Net Assets
Par value of shares of beneficial interest	$110,666
Additional paid-in capital	1,424,833,506
Accumulated net investment income	17,555,154
Accumulated net realized loss on investments	(83,350,410)
Net unrealized depreciation on investments	(34,053,183)

Net Assets	$1,325,095,733

35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,150,410,256 and 96,083,276 shares of beneficial interest outstanding)	$11.97
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.57

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,430,173 and 1,455,049 shares of beneficial interest outstanding)	$11.98

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $157,255,304 and 13,127,807 shares of beneficial interest outstanding)	$11.98
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Interest	$89,584,946
Other income	2,394

Total investment income	89,587,340

Expenses
Management fees	5,891,184
Distribution and service plan fees:
Class A	2,720,906
Class B	176,893
Class C	1,504,381
Transfer and shareholder servicing agent fees:
Class A	320,893
Class B	18,442
Class C	64,006
Shareholder communications:
Class A	66,497
Class B	3,083
Class C	10,986
Borrowing fees	1,747,243
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,090,307
Interest expense on borrowings	83,958
Trustees’ compensation	28,156
Custodian fees and expenses	14,658
Other	177,972

Total expenses	13,919,565
Less waivers and reimbursements of expenses	(52,486)

Net expenses	13,867,079

Net Investment Income	75,720,261

Realized and Unrealized Gain
Net realized gain on investments	20,692,648
Net change in unrealized appreciation/depreciation on investments	156,362

Net Increase in Net Assets Resulting from Operations	$96,569,271

See accompanying Notes to Financial Statements.
37 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$75,720,261	$73,105,658
Net realized gain (loss)	20,692,648	(83,891,599)
Net change in unrealized appreciation/depreciation	156,362	201,721,453

Net increase in net assets resulting from operations	96,569,271	190,935,512

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(62,861,395)	(58,915,419)
Class B	(842,833)	(936,357)
Class C	(7,288,774)	(6,795,208)

	(70,993,002)	(66,646,984)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(48,768,050)	(26,689,948)
Class B	(3,086,154)	(3,260,012)
Class C	(3,914,303)	1,950,773

	(55,768,507)	(27,999,187)

Net Assets
Total increase (decrease)	(30,192,238)	96,289,341
Beginning of period	1,355,287,971	1,258,998,630

End of period (including accumulated net investment income of $17,555,154 and $12,825,137, respectively)	$1,325,095,733	$1,355,287,971

See accompanying Notes to Financial Statements.
38 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$96,569,271
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(238,015,350)
Proceeds from disposition of investment securities	263,743,777
Short-term investment securities, net	59,346,091
Premium amortization	1,241,755
Discount accretion	(9,673,936)
Net realized gain on investments	(20,692,648)
Net change in unrealized appreciation/depreciation on investments	(156,362)
Change in assets:
Decrease in interest receivable	394,552
Decrease in other assets	76,730
Increase in receivable for securities sold	(786,982)
Change in liabilities:
Increase in payable for securities purchased	14,372,914
Increase in other liabilities	1,449

Net cash provided by operating activities	166,421,261

Cash Flows from Financing Activities
Proceeds from bank borrowings	287,400,000
Payments on bank borrowings	(314,900,000)
Payments on short-term floating rate notes issued	(17,125,000)
Proceeds from shares sold	140,663,421
Payments on shares redeemed	(239,440,508)
Cash distributions paid	(23,162,999)

Net cash used in financing activities	(166,565,086)
Net decrease in cash	(143,825)
Cash, beginning balance	540,494

Cash, ending balance	$396,669

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $47,577,389.
Cash paid for interest on bank borrowings—$91,366.
Cash paid for interest on short-term floating rate notes issued—$1,090,307.
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$11.73	$10.60	$12.68	$13.22	$12.91

Income (loss) from investment operations:
Net investment income[1]	.69	.65	.62	.57	.61
Net realized and unrealized gain (loss)	.19	1.07	(2.13)	(.55)	.34

Total from investment operations	.88	1.72	(1.51)	.02	.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.59)	(.57)	(.56)	(.64)
Distributions from net realized gain	—	—	—	— [2]	—

Total dividends and/or distributions to shareholders	(.64)	(.59)	(.57)	(.56)	(.64)

Net asset value, end of period	$11.97	$11.73	$10.60	$12.68	$13.22

Total Return, at Net Asset Value[3]	7.90%	17.86%	(12.31)%	0.15%	7.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,150,410	$1,176,870	$1,095,341	$1,275,590	$1,005,912

Average net assets (in thousands)	$1,121,641	$933,439	$1,244,330	$1,181,757	$824,276

Ratios to average net assets:[4]
Net investment income	5.97%	6.91%	5.13%	4.35%	4.76%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.78%	0.74%	0.80%	0.78%
Interest and fees from borrowings	0.14%	0.64%	0.08%	0.02%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.32%	0.60%	0.69%	0.61%

Total expenses	0.97%	1.74%	1.42%	1.51%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.74%	1.42%	1.51%	1.51%

Portfolio turnover rate	16%	22%	34%	26%	36%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$11.73	$10.61	$12.68	$13.22	$12.91

Income (loss) from investment operations:
Net investment income[1]	.59	.57	.52	.47	.51
Net realized and unrealized gain (loss)	.21	1.06	(2.12)	(.55)	.34

Total from investment operations	.80	1.63	(1.60)	(.08)	.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.51)	(.47)	(.46)	(.54)
Distributions from net realized gain	—	—	—	— [2]	—

Total dividends and/or distributions to shareholders	(.55)	(.51)	(.47)	(.46)	(.54)

Net asset value, end of period	$11.98	$11.73	$10.61	$12.68	$13.22

Total Return, at Net Asset Value[3]	7.09%	16.75%	(12.96)%	(0.65)%	6.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,430	$20,239	$22,079	$30,982	$32,793

Average net assets (in thousands)	$17,741	$17,152	$27,621	$32,663	$29,544

Ratios to average net assets:[4]
Net investment income	5.12%	6.06%	4.29%	3.55%	3.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.60%	1.64%	1.57%	1.60%	1.58%
Interest and fees from borrowings	0.14%	0.64%	0.08%	0.02%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.32%	0.60%	0.69%	0.61%

Total expenses	1.82%	2.60%	2.25%	2.31%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	2.60%	2.25%	2.31%	2.30%

Portfolio turnover rate	16%	22%	34%	26%	36%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$11.73	$10.61	$12.68	$13.22	$12.91

Income (loss) from investment operations:
Net investment income[1]	.60	.58	.53	.47	.50
Net realized and unrealized gain (loss)	.20	1.06	(2.12)	(.55)	.35

Total from investment operations	.80	1.64	(1.59)	(.08)	.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.52)	(.48)	(.46)	(.54)
Distributions from net realized gain	—	—	—	— [2]	—

Total dividends and/or distributions to shareholders	(.55)	(.52)	(.48)	(.46)	(.54)

Net asset value, end of period	$11.98	$11.73	$10.61	$12.68	$13.22

Total Return, at Net Asset Value[3]	7.17%	16.84%	(12.92)%	(0.62)%	6.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,256	$158,179	$141,579	$163,976	$106,663

Average net assets (in thousands)	$150,880	$122,746	$160,910	$142,905	$64,991

Ratios to average net assets:[4]
Net investment income	5.19%	6.14%	4.35%	3.58%	3.89%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.56%	1.52%	1.57%	1.54%
Interest and fees from borrowings	0.14%	0.64%	0.08%	0.02%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.32%	0.60%	0.69%	0.61%

Total expenses	1.74%	2.52%	2.20%	2.28%	2.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	2.52%	2.20%	2.28%	2.27%

Portfolio turnover rate	16%	22%	34%	26%	36%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer AMT-Free New York Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s
43 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.
44 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$14,400,000
Sold securities	934,068
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $212,365,000 as of September 30, 2010, which represents 13.45% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the
45 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At September 30, 2010, municipal bond holdings with a value of $329,730,992 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $212,365,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At September 30, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$13,335,000	NY Triborough Bridge & Tunnel Authority DRIVERS	13.278%	11/15/32	$15,723,299
6,070,000	NY Triborough Bridge & Tunnel Authority ROLs[3]	13.392	11/15/29	7,223,786
6,670,000	NYC GO DRIVERS	15.153	11/15/31	9,448,789
2,750,000	NYC GO ROLs	18.105	3/1/26	4,133,140
3,750,000	NYC GO ROLs[3]	19.149	4/1/36	5,343,750
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	19.656	6/15/40	15,620,000
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	20.250	6/15/37	5,406,003
6,670,000	NYS DA (State Personal Income Tax Authority)	15.532	3/15/36	9,981,055
5,000,000	NYS DA ROLs[3]	17.898	7/1/39	6,425,400
12,765,000	Port Authority NY/NJ, 3095th Series DRIVERS	13.275	12/1/34	15,116,313
11,665,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	14.099	8/1/57	13,358,408
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.639	8/1/57	4,631,770
3,995,000	SONYMA ROLs	16.081	10/1/39	4,954,279

				$117,365,992

46 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 34 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $117,300,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost	$822,737
Market Value	$619,173
Market Value as a % of Net Assets	0.05%
The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 30, 2010, securities with an aggregate market value of $3,357,872, representing 0.25% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $108,500 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
47 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$18,821,205	$—	$76,437,156	$40,966,443

1.	As of September 30, 2010, the Fund had $76,437,156 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$6,750,776
2017	26,431,288
2018	43,255,092

Total	$76,437,156

2.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Accumulated
Reduction to	Net Investment
Paid-in Capital	Income

$2,758	$2,758
48 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Distributions paid from:
Exempt-interest dividends	$70,719,716	$66,072,672
Ordinary income	273,286	574,312

Total	$70,993,002	$66,646,984

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,380,378,818 [1]

Gross unrealized appreciation	$77,005,954
Gross unrealized depreciation	(117,972,397)

Net unrealized depreciation	$(40,966,443)

1.	The Federal tax cost of securities does not include cost of $215,257,410, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,801
Payments Made to Retired Trustees	14,026
Accumulated Liability as of September 30, 2010	114,502
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to
49 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
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2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	10,037,034	$115,542,020	22,542,797	$206,189,164
Dividends and/or distributions reinvested	3,693,090	42,534,250	4,257,783	40,061,542
Redeemed	(18,002,589)	(206,844,320)	(29,742,693)	(272,940,654)

Net decrease	(4,272,465)	$(48,768,050)	(2,942,113)	$(26,689,948)

Class B
Sold	150,352	$1,729,008	274,936	$2,585,086
Dividends and/or distributions reinvested	52,846	608,456	67,585	634,762
Redeemed	(473,159)	(5,423,618)	(698,850)	(6,479,860)

Net decrease	(269,961)	$(3,086,154)	(356,329)	$(3,260,012)

Class C
Sold	1,926,065	$22,111,402	3,868,691	$36,185,948
Dividends and/or distributions reinvested	384,897	4,434,683	446,181	4,196,808
Redeemed	(2,665,475)	(30,460,388)	(4,179,183)	(38,431,983)

Net increase (decrease)	(354,513)	$(3,914,303)	135,689	$1,950,773

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$238,015,350	$263,743,777
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $407,325 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$1,638,745
Class C	2,192,961
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
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		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$134,567	$28,928	$30,755	$11,369
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended September 30, 2010, the Manager reimbursed the Fund $52,486 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.341% as of September 30, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage
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NOTES TO FINANCIAL STATEMENTS Continued
5. Borrowings Continued
and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2010 equal 0.14% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of September 30, 2010, the Fund had borrowings outstanding at an interest rate of 0.341%. Details of the borrowings for the year ended September 30, 2010 are as follows:

Average Daily Loan Balance	$29,170,959
Average Daily Interest Rate	0.306%
Fees Paid	$1,764,312
Interest Paid	$91,366
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor — including the Fund. The lawsuits naming the Fund as a defendant also name as defendants certain officers, trustees and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds is similar in nature.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the
54 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Fund’s Board of Trustees has also engaged counsel to represent the Fund and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund, that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer AMT-Free New York Municipals:
We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free New York Municipals, including the statement of investments, as of September 30, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free New York Municipals as of September 30, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2010 are eligible for the corporate dividend-received deduction. 99.62% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Marcus Franz, and Michael Camarella, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds. The Board noted that the Fund’s one-year performance was better than its peer group median although its three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load New York municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were equal to its peer group median and higher than its peer group average. The Fund’s contractual management fees were higher than its peer group median and competitive with its peer group average. The Fund’s total expenses were equal to its peer group median and higher than its peer group average.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited/Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider)
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	(since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Jr., Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 46	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager of the Manager (since January 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
64 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (June 2003-December 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 34	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (October 2006-June 2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 34	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (April 2006-December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 52	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since November 1997); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
66 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
67 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
68 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
69 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $41,200 in fiscal 2010 and $41,200 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,021 in fiscal 2010 and $7,224 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no $2,895 for fiscal 2010 and $2,632 for fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $369,816 in fiscal 2010 and $221,396 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The

Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer AMT-Free New York Municipals

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	11/09/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	11/09/2010